7. Convertible Note	6 Months Ended
Sep. 30, 2015
Payables and Accruals [Abstract]
7. Convertible Note

On September 2, 2015, the Company entered into a convertible note with a principal amount of USD$25,000 ($32,288).   The convertible note matures on September 1, 2016 and accrues interest at the rate of 12% per annum.   The convertible note is convertible at any time after six months, in whole or in part, at the Holder’s option into common shares of the Company’s capital stock at a variable conversion price equal to a 45% discount from the lowest trading price in the twenty (20) trading days prior to the day that the holder’s requests conversion.  The beneficial conversion feature was recognized separately at issuance by allocating a portion of the proceeds equal to the intrinsic value of that feature to additional paid-in capital in accordance with ASC 470-20.  The intrinsic value at issuance was $27,227.

The issuance of convertible debt with a beneficial conversion feature results in a tax basis difference.  The recognition of deferred taxes for the temporary difference of the convertible debt with a beneficial conversion feature is recorded as an adjustment to additional paid-in capital.  A deferred income tax liability of $7,215 was recognized upon the issuance of the convertible note.

The discount to the carrying value for the convertible note is being amortized as a non-cash interest expense over the term of the convertible note using the effective interest rate method, at a rate of 93%.  During the three and six months periods ended September 30, 2015, the Company accreted $2,076 and $2,076, respectively (2014 - $Nil and $Nil, respectively) in non-cash accretion expense in connection with the convertible note, which is included in accretion expense on the condensed interim statements of operations and comprehensive loss.